UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2017

WHOLE FOODS MARKET, INC.

(Exact name of registrant as specified in its charter)

Texas	0-19797	74-1989366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Bowie Street, Austin, Texas	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(512) 477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The Company convened its annual meeting of shareholders on February 17, 2017 pursuant to notice duly given.  The matters voted upon at the meeting and the results of such voting are set forth below:

1.                                      To elect twelve directors to the Board of Directors of the Company to serve one-year terms expiring at the later of the Annual Meeting of Shareholders in 2018 or upon a successor being elected and qualified.  All director nominees were duly elected.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGES
Dr. John Elstrott	201,163,840	20,784,256	1,027,052	54,100,392	91% FOR
Mary Ellen Coe	219,755,716	2,752,772	466,660	54,100,392	99% FOR
Shahid (Hass) Hassan	210,742,687	11,667,971	564,490	54,100,392	95% FOR
Stephanie Kugelman	210,431,463	12,081,240	462,445	54,100,392	95% FOR
John Mackey	211,932,433	10,497,415	545,300	54,100,392	95% FOR
Walter Robb	211,044,586	11,397,216	533,346	54,100,392	95% FOR
Jonathan Seiffer	212,359,667	10,061,386	554,095	54,100,392	95% FOR
Morris (Mo) Siegel	209,324,704	13,093,101	557,343	54,100,392	94% FOR
Jonathan Sokoloff	186,469,851	35,787,786	717,511	54,100,392	84% FOR
Dr. Ralph Sorenson	201,028,139	21,387,314	559,695	54,100,392	90% FOR
Gabrielle Sulzberger	207,422,465	14,850,954	701,729	54,100,392	93% FOR
W. (Kip) Tindell, III	189,832,657	32,578,964	563,527	54,100,392	85% FOR

2.                                      To approve, by advisory vote, the compensation of the named executive officers.  This proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
186,211,794	35,990,040	773,314	54,100,392	84% FOR

3.                                      To approve, by advisory vote, the frequency of shareholder votes on executive compensation.  Of the total votes cast, 91% voted for a say-on-pay vote every year, less than 1% voted for a say-on-pay vote every two years and 9% voted for a say-on-pay vote every three years.  Based on these results, the Board has determined that the Company will hold an advisory shareholder vote on the compensation of executives every year.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON- VOTES
201,646,210	473,868	20,346,020	509,050	54,100,392

4.                                      To ratify the appointment of Ernst & Young LLP as independent auditor for the Company for the fiscal year ending September 24, 2017.  This proposal was approved.

FOR	AGAINST	ABSTAIN	APPLICABLE PERCENTAGE
273,542,701	2,788,102	744,737	99% FOR

5.                                      To approve the shareholder proposal requesting that the Board of Directors adopt revisions to the Company’s proxy access bylaw.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
80,874,659	139,912,709	2,187,780	54,100,392	63% AGAINST

6.                                      To approve the shareholder proposal requesting that the Company issue a report regarding the Company’s food waste efforts.  This proposal was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	APPLICABLE PERCENTAGE
63,832,376	146,199,855	12,942,917	54,100,392	70% AGAINST

Item 8.01                                           Other Events

On February 17, 2017 the Company’s Board of Directors declared a dividend of $0.140 per share, payable April 18, 2017 to common stock shareholders of record at the close of business on April 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLE FOODS MARKET, INC.

	By:	/s/ Glenda Flanagan
Date: February 17, 2017		Glenda Flanagan
Executive Vice President and Chief Financial Officer